SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): Jan. 31, 1996


                                The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut                  1-5224                              06-058860
(State or other             (Commission                         (IRS Employer
jurisdiction of            File Number)                      Identification No.)
incorporation)


1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)











                               Page 1 of 94 pages
                       Exhibit Index is located on Page 4


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         Item 5.           Other Events.


                           1.       On January 31, 1996, the Registrant issued a
press release.

                  Attached as Exhibit (20)(i) is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.

                           2.       On January 31, 1996, the Board of Directors
of the Registrant extended the benefits offered by the Rights Agreement, dated as of February 26, 1986, between the Registrant and the Rights Agent named therein (the "1986 Rights Agreement") and implemented such extension by the execution of the Rights Agreement, dated as of January 31, 1996, between Stanley and the Rights Agent named therein (the "1996 Rights Agreement") that will become effective upon the expiration of the 1986 Rights Agreement at the close of business on March 10, 1996 or upon such earlier date as the rights issued under 1986 Rights Agreement are redeemed.

                 Attached as Exhibit 4(i) is a copy of the 1996
Rights Agreement. This Exhibit is incorporated herein by reference.


                           3.       On January 31, 1996, the Board of Directors
of the Registrant amended the terms of the Deferred Compensation
Plan for Non-Employee Directors.

                           Attached hereto as Exhibit 10(i) is a copy of the
Deferred Compensation Plan for Non-Employee Directors as so amended. This Exhibit is incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      4(i)         Rights Agreement dated as of January 31,
                                        1996, between The Stanley Works and
                                        State Street Bank and Trust Company, as
                                        Rights Agent.

                           10(i) Deferred Compensation Plan for Non-Employee Directors.

                           (20)(i) Press release dated January 31, 1996 announcing Stanley's 1995 year end results.

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                                              THE STANLEY WORKS



Date: January 31, 1996                              By:      Stephen S. Weddle
                                                              -----------------
                                                          Name:Stephen S. Weddle
                                                          Title:Vice President,
                                                             General Counsel and
                                                             Secretary

                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                             Dated January 31, 1996



Exhibit No.                                                              Page

4 (i)                                                                     5

10 (i)                                                                    79

20(i)                                                                     84